EXHIBIT 23.2


                   CONSENT OF RICHARD A. EISNER & COMPANY, LLP




                         CONSENT OF INDEPENDENT AUDITORS

EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated February 19, 1999 on our audit of the consolidated financial statements of Steven Madden, Ltd. and subsidiaries included in the Annual Report on Form 10-K for the year ended December 31, 1998 and to the reference to our firm under the caption "Experts" in the prospectus.



Richard A. Eisner & Company, LLP

New York, New York
November 15, 1999